Exhibit 99.5

RADLER 2000 LIMITED PARTNERSHIP

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

Years Ended December 31, 2021 and 2020
with Report of Independent Auditors

RADLER 2000 LIMITED PARTNERSHIP

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

Years Ended December 31, 2021 and 2020
with Report of Independent Auditors

Table of Contents

Report of Independent Auditors	1

Statements of Revenues and Direct Operating Expenses	3

Notes to the Statements of Revenues and Direct Operating Expenses	4

Fort Worth Office 640 Taylor Street Suite 2200 Fort Worth, Texas 76102 817.259.9100 Main whitleypenn.com
REPORT OF INDEPENDENT AUDITORS

To the Partners of
Radler 2000 Limited Partnership

Opinion

We have audited the accompanying statements of revenues and direct operating expenses associated with certain oil and gas properties acquired by Chesapeake Energy Corporation from Radler 2000 Limited Partnership (the “Properties” described in Note 1), for the years ended December 31, 2021 and 2020, and the related notes to the statements (collectively, the “Operating Statements”).

In our opinion, the Operating Statements referred to above present fairly, in all material respects, the revenues and direct operating expenses of the Properties for the years ended December 31, 2021 and 2020, in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (“GAAS”). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Operating Statements section of our report. We are required to be independent of Radler 2000 Limited Partnership (the “Company”) and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis of Accounting

As described in Note 1 to the Operating Statements, the Operating Statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete financial statement presentation. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Operating Statements

Management is responsible for the preparation and fair presentation of the Operating Statements in accordance with GAAP, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Operating Statements that are free from material misstatement, whether due to fraud or error.

In preparing the Operating Statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the Operating Statements are issued.

Auditor’s Responsibilities for the Audit of the Operating Statements

Our objectives are to obtain reasonable assurance about whether the Operating Statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the Operating Statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the Operating Statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the Operating Statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the Operating Statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audits.

Whitley Penn LLP
Fort Worth, Texas
May 13, 2022

RADLER 2000 LIMITED PARTNERSHIP

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

Years Ended December 31, 2021 and 2020

	2021	2020

Revenues	$120,007,961	$56,458,818
Direct operating expenses	34,391,458	31,572,880

Excess of revenues over direct operating expenses	$85,616,503	$24,885,938

See accompanying Notes to the Statements of Revenues and Direct Operating Expenses.

RADLER 2000 LIMITED PARTNERSHIP

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

December 31, 2021 and 2020

1.    Basis of Presentation

The Statements of Revenues and Direct Operating Expenses have been derived from the historical financial records of Radler 2000 Limited Partnership (the “Company”), which represents their interests in revenues and expenses associated with their ownership interest in non-operated oil and gas properties located in Pennsylvania (the “Properties”), and were not accounted for as a separate subsidiary or division during the period presented. Accordingly, a complete financial statement prepared under U.S. generally accepted accounting principles (“GAAP”) is not available or practicable to obtain for the Properties. The Statements of Revenues and Direct Operating Expenses are not intended to be a complete presentation of the results of operations of the Properties and will not be representative of future operations as it does not include depreciation, depletion and amortization, accretion of asset retirement obligations, general and administrative expenses, interest expense, and income taxes and other income and expense items not directly associated with the revenues and direct operating expenses related to the Properties. Furthermore, no balance sheet has been presented for the Properties because they were not accounted for as a separate subsidiary or division of the Company, and complete financial statements are not available, nor has information about the Properties’ operating, investing, and financing cash flows been provided for similar reasons.

2.    Summary of Significant Accounting Policies

Revenue Recognition

Revenue is recognized from the sale of crude oil and condensate, natural gas liquids (“NGLs”), and natural gas when performance obligations are satisfied. Contracts with customers are primarily short-term (less than 12 months). The responsibilities to deliver a unit of crude oil and condensate, NGL, and natural gas under these contracts represent separate, distinct performance obligations. These performance obligations are satisfied at the point in time control of each unit is transferred to the customer. Pricing is primarily determined utilizing a particular pricing or market index, plus or minus adjustments reflecting quality or location differentials.

Direct Operating Expenses

Direct operating expenses are recognized when incurred and consist of direct expenses of the Properties. The direct operating expenses include lease operating expenses and deductions. Lease operating expenses include lifting costs, well repair expenses, facility maintenance expenses, well workover costs, gathering and transportation expenses, and other field-related expenses. Lease operating expenses also include overhead charged by the operator of the property for non-operated properties and expenses directly associated with support personnel, support services, equipment, and facilities directly related to oil and gas production activities.

RADLER 2000 LIMITED PARTNERSHIP

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
(continued)

2.    Summary of Significant Accounting Policies – continued

Use of Estimates in the Preparation of Operating Revenues less Direct Operating Expenses

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of operating revenues and direct operating expenses during the reporting period. Actual amounts could differ from those estimates.

Contingencies

The activities of the Properties may become subject to potential claims and litigation in the normal course of operations. The Company’s management is not aware of any claims or threatened litigation that management believes will have a material adverse effect on the operations or financial results of the Properties.

3.    Major Purchasers

During the years ended December 31, 2021 and 2020, one purchaser accounted for 99% and 98%, respectively, of total revenue attributable to the Properties. Management does not believe that the loss of this purchaser would have a material adverse effect because alternative purchasers are readily available.

4.    Subsequent Events

The Company has evaluated subsequent events through May 13, 2022, the date the Statements of Revenues and Direct Operating Expenses were avilable to be issued, and has concluded that no events need to be reported.

On January 1, 2022, Radler 2000 Limited Partnership contributed certain oil and gas leasehold and other real and personal property interests to a newly formed entity, Radler 2000 PA LLC. Effective January 1, 2022, these properties were sold by Radler 2000 PA LLC to Chesapeake Energy Corporation.

5.    Supplementary Oil and Gas Information (Unaudited)

Oil, Natural Gas, and NGL Reserve Quantities

Our petroleum engineers and independent petroleum engineering firms estimated all of our proved reserves as of December 31, 2021. Independent petroleum engineering firm Netherland, Sewell and Associates, Inc. estimated 100% of our estimated proved reserves (by volume) as of December 31, 2021.

RADLER 2000 LIMITED PARTNERSHIP

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
(continued)

5.    Supplementary Oil and Gas Information (Unaudited) – continued

Oil, Natural Gas, and NGL Reserve Quantities – continued

Proved oil, natural gas, and NGL reserves are those quantities of oil, natural gas, and NGL which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible – from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations – prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. Based on reserve reporting rules, the price is calculated using the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within the period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions. A project to extract hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time. The area of the reservoir considered as proved includes: (i) the area identified by drilling and limited by fluid contacts, if any, and (ii) adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or natural gas on the basis of available geoscience and engineering data. In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establish a lower contact with reasonable certainty. Where direct observation from well penetrations has defined a highest known oil elevation and the potential exists for an associated natural gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty. Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when: (i) successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and (ii) the project has been approved for development by all necessary parties and entities, including governmental entities.

Developed oil, natural gas, and NGL reserves are reserves of any category that can be expected to be recovered through existing wells with existing equipment and operating methods where production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

RADLER 2000 LIMITED PARTNERSHIP

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
(continued)

5.    Supplementary Oil and Gas Information (Unaudited) – continued

Oil, Natural Gas, and NGL Reserve Quantities – continued

The information provided below on our oil, natural gas, and NGL reserves is presented in accordance with regulations prescribed by the Securities and Exchange Commission. Our reserve estimates are generally based upon extrapolation of historical production trends, analogy to similar properties, and volumetric calculations. Accordingly, these estimates will change as future information becomes available and as commodity prices change. These changes could be material and could occur in the near term.

Presented below is a summary of changes in estimated reserves for the periods presented:

Natural Gas (Mcf)
December 31, 2021
	Proved reserves, beginning of period Extensions, discoveries and other additions Revisions of previous estimates Production	505,891 79,908 6,313 (39,824)
	Proved reserves, end of period	552,288

	Proved developed reserves: Beginning of period End of period	237,385 295,300

	Proved undeveloped reserves: Beginning of period End of period (a)	268,506 256,988

(a)	As of December 31, 2021, there were no PUDs that had remained undeveloped for five years or more. The oil and natural gas prices used in computing our reserves as of December 31, 2021, were $2.20 per mcf, after basis differential adjustments.

RADLER 2000 LIMITED PARTNERSHIP

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
(continued)

5.    Supplementary Oil and Gas Information (Unaudited) – continued

Standardized Measure of Discounted Cash Flows

The following summary sets forth our future net cash flows relating to proved oil, natural gas, and NGL reserves based on the standardized measure for the year ended December 31, 2021:

	Future cash inflows (a) Future production costs Future development costs	$1,215,034 (106,545) (108,726)
	Future net cash flows	999,763
	Less effect of a 10% discount factor	(506,942)
	Standard measure of discounted future net cash flows	$492,821

(a)	Calculated using prices of $2.20 per mcf of natural gas, before basis differential adjustments.

Standardized measure, beginning of period (a)
Sales of oil and natural gas produced, net of
production and development costs (b)
Net changes in prices and production costs
Extensions and discoveries, net of production
and development costs
Changes in estimated future development
costs
Previously estimated development costs
incurred during the period
Revisions of previous quantity estimates
Accretion of discount
Changes in production rates and other
		$123,486 (85,617) 282,987 58,936 7,044 27,930 6,111 12,349 59,595

	Standardized measure, end of period (a)	$492,821

(a)	The impact of cash flow hedges has not been included in any of the periods presented.

(b)	Excludes gains and losses on derivatives.
As Radler 2000 Limited Partnership is a pass-through entity for tax purposes, no changes in future income tax provisions are presented.